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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2003

                   NEW ENGLAND BUSINESS SERVICE, INC.
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          (Exact name of registrant as specified in its charter)

Delaware                          1-11427           04-2942374
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(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)    Identification No.)

        500 Main Street, Groton, MA                     01471
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    (Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (978) 448-6111
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Item 9.  Regulation FD Disclosure.
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New England Business Service, Inc. announced today that it had entered into a non-binding letter of intent to purchase substantially all of the assets of Stephen Fossler Company, Inc. and related companies. Based in Crystal Lake, Illinois, the privately-held Fossler manufactures and markets a broad line of embossed anniversary seals, retail store signage and commemorative specialty products through direct mail in the U.S., Canada and the United Kingdom.

Consummation of the acquisition is subject to satisfactory completion of due diligence and the negotiation of definitive transaction agreements. The transaction is currently anticipated to close within the next month.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEW ENGLAND BUSINESS SERVICE, INC.
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                                                (Registrant)

December 19, 2003                           DANIEL M. JUNIUS
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    Date                                    Daniel M. Junius
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer